On September 13, 2004, the Board of Trustees of the Wells Fargo Funds
     Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


---------------------------------------------------------------------- ---------------------------------------------------
Acquiring Fund                                                         Target Fund
---------------------------------------------------------------------- ---------------------------------------------------
---------------------------------------------------------------------- ---------------------------------------------------
Wells Fargo Advantage Government Securities Fund Advisor Class         Strong Government Securities Fund Advisor Class
---------------------------------------------------------------------- ---------------------------------------------------
---------------------------------------------------------------------- ---------------------------------------------------
Wells Fargo Advantage Government Securities Fund Class C               Strong Government Securities Fund Class C
---------------------------------------------------------------------- ---------------------------------------------------
---------------------------------------------------------------------- ---------------------------------------------------
Wells Fargo Advantage Government Securities Fund Administrator Class   New
---------------------------------------------------------------------- ---------------------------------------------------
---------------------------------------------------------------------- ---------------------------------------------------
Wells Fargo Advantage Government Securities Fund Institutional Class   Strong Government Securities Fund Institutional
                                                                       Class
---------------------------------------------------------------------- ---------------------------------------------------
---------------------------------------------------------------------- ---------------------------------------------------
Wells Fargo Advantage Government Securities Fund Investor Class        Strong Government Securities Fund Investor Class
---------------------------------------------------------------------- ---------------------------------------------------

